AMENDMENT NO. 6
TO
MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS
     This Amendment dated as of December 20, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the “Contract”), dated May 1, 2008, between Invesco Advisers, Inc. (the “Adviser”), on behalf of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).
WITNESSETH:
     WHEREAS, the parties desire to amend the Contract to add the following portfolio: Invesco V.I. Balanced-Risk Allocation Fund;
NOW, THEREFORE, the parties agree that;
1.	Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:
“EXHIBIT A
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Basic Balanced Fund
Invesco V.I. Basic Value Fund
Invesco V.I. Capital Appreciation Fund
Invesco V.I. Capital Development Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Dynamics Fund
Invesco V.I. Financial Services Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Multi-Asset Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Securities Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Large Cap Growth Fund
Invesco V.I. Leisure Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Money Market Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Utilities Fund
Invesco V.I. Dividend Growth Fund
Invesco Van Kampen V.I. International Growth Equity Fund
Invesco Van Kampen V.I. Mid Cap Growth Fund
Invesco V.I. Global Dividend Growth Fund
Invesco V.I. High Yield Securities Fund
Invesco V.I. Income Builder Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Select Dimensions Balanced Fund
Invesco V.I. Select Dimensions Dividend Growth Fund
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund
Invesco Van Kampen V.I. Capital Growth Fund
Invesco Van Kampen V.I. Comstock Fund
Invesco Van Kampen V.I. Equity and Income Fund
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund
Invesco Van Kampen V.I. Global Value Equity Fund
Invesco Van Kampen V.I. Government Fund

Invesco Van Kampen V.I. Growth and Income Fund
Invesco Van Kampen V.I. High Yield Fund
Invesco Van Kampen V.I. Mid Cap Value Fund
Invesco Van Kampen V.I. Value Fund”
2.	All other terms and provisions of the Contract not amended shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC. Adviser
By:
	Name:	John M. Zerr
	Title:	Senior Vice President

INVESCO TRIMARK LTD. Sub-Adviser
By:
Name:
Title:

By:
Name:
Title:

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH Sub-Adviser
By:
Name:
Title:

INVESCO ASSET MANAGEMENT LIMITED Sub-Adviser
By:
Name:
Title:

INVESCO ASSET MANAGEMENT (JAPAN) LTD. Sub-Adviser
By:
Name:
Title:

INVESCO AUSTRALIA LIMITED Sub-Adviser
By:
Name:
Title:

INVESCO HONG KONG LIMITED Sub-Adviser
By:
Name:
Title:

INVESCO SENIOR SECURED MANAGEMENT, INC. Sub-Adviser
By:
Name:
Title:

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